                                                                    Exhibit 10.4

                       SIXTH AMENDMENT TO CREDIT AGREEMENT
                       -----------------------------------

         THIS SIXTH AMENDMENT TO CREDIT AGREEMENT (the "AMENDMENT"), dated as of October 8, 1996, among PHONETEL TECHNOLOGIES, INC., an Ohio corporation (the "BORROWER"), INTERNATIONALE NEDERLANDEN (U.S.) CAPITAL CORPORATION, a Delaware corporation ("ING") and CERBERUS PARTNERS, L.P., a Delaware limited partnership ("CERBERUS"), constituting all of the Lenders under the Credit Agreement referenced below, and ING in its capacity as Agent for the Lenders.


                              W I T N E S S E T H:
                              --------------------

         RECITALS:

         A. The Borrower, the Lenders and the Agent have entered into a certain Credit Agreement, dated as of March 15, 1996 (as amended to the date hereof, the "CREDIT AGREEMENT"). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Credit Agreement.

         B. The Borrower has requested an amendment to the Credit Agreement to revise certain financial covenants and other provisions.

         C. The Lenders are agreeable to amending the Credit Agreement on the terms and conditions set forth herein.

         NOW, THEREFORE, the parties hereto agree as follows:

         SECTION 1. AMENDMENT TO SECTION 1.1. Section 1.1 of the Credit Agreement is hereby amended by deleting the definition of "Current Ratio" in its entirety and inserting in lieu thereof the following:

                  "'CURRENT RATIO' means, at any date, the ratio at such date of
         (A) current assets at such date, to (B) current liabilities at such date (except that the current portion of indebtedness under the Credit Agreement shall be excluded in determining current liabilities in calculating the current ratio), determined on a consolidated basis for the Borrower and its Subsidiaries (other than the POA Group) in accordance with GAAP."





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         SECTION 2. AMENDMENT TO SECTION 1.1. Section 1.1 of the Credit
Agreement is hereby amended by deleting the definition of "EBITDA" in its entirety and inserting in lieu thereof the following:

                  "'EBITDA' means, for any period, an amount equal to Net Income PLUS (to the extent deducted in determining Net Income) interest expense, the effects of accretion, if any, of the right to put any warrants for stock and the effect of original issue discount, if any, which is attributable to indebtedness as the result of the issuance of warrants in connection therewith, provisions for income taxes, depreciation, amortization of intangible assets and other non-cash charges, MINUS (to the extent included in determining Net Income) non-cash credits and revenues (other than non-cash revenues from the Intellicall Agreement, dated March, 1996, and similar arrangements), in each case for the Borrower and its Subsidiaries (other than the POA Group) on a consolidated basis."

         SECTION 3. AMENDMENT TO SECTION 1.1. Section 1.1 of the Credit Agreement is hereby amended by deleting the definition of "Fixed Charges" in its entirety and inserting in lieu thereof the following:

                  "'FIXED CHARGES' means, for any period, the sum of (a) Interest Expense during such period, PLUS (b) scheduled principal repayments of Indebtedness (including, without limitation, scheduled payments of principal in respect of Capitalized Lease Liabilities but excluding scheduled repayments of the Obligations) during such period, PLUS (c) Consolidated Capital Expenditures by the Borrower and its Subsidiaries (other than the POA Group) during such period, PLUS (d) provisions for income taxes for such period, MINUS (e) decreases in the Borrower's and its Subsidiaries' (other than the POA Group) working capital (excluding changes in cash, Cash Equivalent Investments and current maturities of Indebtedness) during such period, and PLUS (f) increases in Borrower's and its Subsidiaries' (other than the POA Group) working capital (excluding changes in cash, Cash Equivalent Investments and current maturities of Indebtedness) during such period."

         SECTION 4. AMENDMENT TO SECTION 3.3.4(e). Section 3.3.4(e) of the Credit Agreement is hereby amended by deleting said section in its entirety and substituting in lieu thereof the following:

                  "(e)     The Revolving B Loan Commitment (and the Revolving B
         Commitment Amount) shall be permanently reduced on each Monthly

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         Payment Date set forth below by the amount set forth opposite such
         Monthly Payment Date:

                     Monthly Payment Date In:                  Amount
                     ------------------------                  ------
                           April, 1997                      $ 2,972,222
                           May, 1997                        $   222,222
                           June, 1997                       $   222,222
                           July, 1997                       $   222,222
                           August, 1997                     $   222,222
                           September, 1997                  $   222,222
                           October, 1997                    $   222,222
                           November, 1997                   $   222,222
                           December, 1997                   $   222,224."

         SECTION 5. AMENDMENT TO SECTION 6.2.4. Section 6.2.4 of the Credit Agreement is hereby amended by deleting paragraphs (c) and (d) in their entirety and inserting in lieu thereof the following:

                  "(c) CURRENT RATIO. The Borrower will not permit the Current Ratio of the Borrower and its Subsidiaries on the last day of the Fiscal Quarter ending on September 30, 1996 to be less than 0.3 and on the last day of each Fiscal Quarter thereafter to be less than 0.6.

                  (d) TANGIBLE NET WORTH. The Borrower will not permit its Tangible Net Worth on the last day of any Fiscal Quarter to be less than the amount set forth opposite such Fiscal Quarter:

                  Fiscal Quarter Ending:                          Amount
                  ----------------------                          ------
                  June 30, 1996                                 ($9,775,000)
                  September 30, 1996                            (19,250,000)
                  December 31, 1996                             (17,200,000)
                  March 31, 1997                                (15,300,000)
                  June 30, 1997                                 (12,700,000)
                  September 30, 1997                            (10,450,000)
                  December 31, 1997                              (7,500,000)
                  March 31, 1998                                 (2,750,000)
                  June 30, 1998                                     650,000
                  September 30, 1998                              4,454,000

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
                  December 31, 1998                               9,928,000
                  March 31, 1999                                 11,936,000
                  June 30, 1999                                  16,170,000."

       SECTION 6. AMENDMENT TO SECTION 6.2.4. Section 6.2.4 of the Credit Agreement is hereby amended by deleting paragraph (i) in its entirety and inserting in lieu thereof the following:

                    "(i) LIMITATIONS ON ADDITIONS TO PROPERTY, PLANT AND
              EQUIPMENT AND PURCHASE OF INTANGIBLE ASSETS. The Borrower will not permit the aggregate amount of additions to property, plant and equipment plus the aggregate amount of additions to intangible assets for the Borrower and its Subsidiaries during any calendar month ending after September 30, 1996 and on or prior to December 31, 1997 to exceed $75,000."

       SECTION 7. AMENDMENT TO SECTION 7.1.11. Section 7.1.11 of the Credit Agreement is hereby amended by deleting said section in its entirety and inserting the following in lieu thereof:

                  "SECTION 7.1.11. MATERIAL ADVERSE CHANGE. A Material Adverse Change shall occur at any time; PROVIDED, HOWEVER, that any Material Adverse Change occurring prior to December 31, 1997 shall be deemed to occur on December 31, 1997 unless previously cured."

         SECTION 8. EFFECTIVENESS. This Amendment shall become effective upon receipt by the Agent of a copy of this Amendment, duly executed by each of the Borrower, the Lenders and the Agent, and duly acknowledged and consented to by the Subsidiaries of the Borrower in the form attached to this Amendment.

         SECTION 9. CONTINUING EFFECTIVENESS OF CREDIT AGREEMENT. The Credit Agreement and each of the other Loan Documents shall remain in full force and effect in accordance with their respective terms, except as expressly amended or modified by this Amendment.

         SECTION 10. COST AND EXPENSES. The Borrower agrees to pay all reasonable out-of-pocket expenses of the Agent and each of the Lenders party to this Amendment for the negotiation, preparation, execution and delivery of this Amendment (including reasonable fees and expenses of counsel to the Agent and such Lenders).


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         SECTION 11. HEADINGS. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any provision hereof.

         SECTION 12. COUNTERPARTS. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be executed by the Borrower, the Lenders and the Agent and shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

         SECTION 13. GOVERNING LAW. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS
OF THE STATE OF NEW YORK.

         SECTION 14. SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns; PROVIDED, HOWEVER, that the Borrower may not assign or transfer its rights or obligations hereunder or under the Credit Agreement except in accordance with the terms of the Credit Agreement.

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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.


                                 PHONETEL TECHNOLOGIES, INC.


                                 By: /s/ Peter G. Graf
                                    -------------------------------
                                    Name: Peter Graf
                                    Title: Chairman & CEO

                                         [CORPORATE SEAL]



                                 INTERNATIONALE NEDERLANDEN
                                 (U.S.) CAPITAL CORPORATION, in its
                                 capacity as Agent and Lender


                                 By: /s/ James W. Latimer
                                    -------------------------------
                                    James W. Latimer
                                    Managing Director



                                 CERBERUS PARTNERS, L.P.

                                 By:  CERBERUS ASSOCIATES, L.P.,
                                          its General Partner


                                          By: /s/ Stephen Feinberg
                                             -------------------------------
                                             Stephen Feinberg, General Partner







           (SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT)

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                           ACKNOWLEDGMENT AND CONSENT

         The undersigned hereby acknowledge receipt of a copy of the foregoing Amendment, consent to the terms and provisions set forth therein, and agree that the Subsidiary Guaranty dated as of March 15, 1996 (the "SUBSIDIARY GUARANTY") made by each of the undersigned, jointly and severally, in favor of Internationale Nederlanden (U.S.) Capital Corporation ("ING") and such other Lenders as are, or may from time to time become, parties to the Credit Agreement, and ING as Agent for such Lenders, will continue in full force and effect without diminution or impairment notwithstanding the execution and delivery of the Amendment. The undersigned further acknowledge and agree that, upon effectiveness of the Amendment and from and after the date thereof, each reference to the Credit Agreement in the Subsidiary Guaranty and each other Loan Document (as such term is defined in the Credit Agreement) to which any of the undersigned is a party shall mean and be a reference to the Credit Agreement as amended by this Amendment.

PUBLIC TELEPHONE CORPORATION

By: /s/ Peter G. Graf
   -------------------------------
   Name: Peter Graf
   Title: Chairman

       [CORPORATE SEAL]


WORLD COMMUNICATIONS, INC.

By: /s/ Peter G. Graf
   -------------------------------
   Name: Peter Graf
   Title: Chairman

        [CORPORATE SEAL]




                 (ACKNOWLEDGMENT AND CONSENT TO SIXTH AMENDMENT)

NORTH FLORIDA TELEPHONE CORPORATION

By: /s/ Peter G. Graf
   -------------------------------
   Name: Peter Graf
   Title: Chairman

        [CORPORATE SEAL]



PARAMOUNT COMMUNICATIONS SYSTEMS, INC.

By: /s/ Peter G. Graf
   -------------------------------
   Name: Peter Graf
   Title: Chairman

        [CORPORATE SEAL]


PAYPHONES OF AMERICA, INC.

By: /s/ Peter G. Graf
   -------------------------------
   Name: Peter Graf
   Title: Chairman

        [CORPORATE SEAL]


                 (ACKNOWLEDGMENT AND CONSENT TO SIXTH AMENDMENT)